UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2008

Shire Limited
________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Jersey
________________________________________________________________________________
(State or other jurisdiction of incorporation)

0-29630	98-0484822
(Commission File Number)	(IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
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(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code	44 1256 894 000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Shire Limited (“Shire”) announced on June 10, 2008 that Graham Hetherington (49) will join Shire as Chief Financial Officer and Executive Board Director with effect on July 1, 2008.

Shire has issued the press release attached as Exhibit 99.01 which is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

 (d)  Exhibits.  The following exhibit is filed herewith:

99.01            Press Release dated June 10, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has duly caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE LIMITED

By:	/s/ A C Russell
Name:Angus Russell
Title:Chief Financial Officer

Dated: June 10, 2008

EXHIBIT INDEX

Number	Description
99.01	Press Release dated June 10, 2008